Supplement to the
Fidelity® Low Duration Bond ETF
December 30, 2024
Summary Prospectus

Effective on or about March 31, 2026, Julian Potenza will no longer serve as Co-Portfolio Manager of the fund.
LOD-SUSTK-1225-101 1.9918236.101	December 12, 2025